Prepaid Expenses and Other Current Assets - Summary Of Prepaid Expenses And Other Current Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Inventory deposits	$ 32,400	$ 18,628
Tariff reimbursement receivable	11,750	0
Prepaid expenses and other current assets	13,902	15,150
Total prepaid expenses and other current assets	$ 58,052	$ 33,778	$ 8,254